Exhibit 10.1 SEVENTH AMENDMENT TO CREDIT AGREEMENT This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 19, 2020 is among LANDEC CORPORATION, a Delaware corporation, as Borrower (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as defined below), as amended hereby. WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Administrative Agent delivered that certain Notice of Default; Reservation of Rights Letter dated February 28, 2020, pursuant to which the Administrative Agent notified the Borrower of the “Existing Default” as defined therein; WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and the Lenders party hereto have agreed to amend the Original Credit Agreement and waive the Existing Default as set forth herein. NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows: 1. Limited Waiver. (a) For the avoidance of doubt, the Borrower and the other Loan Parties acknowledge and agree that the Existing Default constituted a Default under the Credit Agreement prior to giving effect to this Amendment. (b) Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and subject to the other terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders hereby waive the Existing Default. The parties hereto agree that the limited waiver set forth in this Section shall be limited precisely as written and, except as expressly set forth in this Section, shall not be deemed to be a consent to any amendment, waiver, or modification of any other term or condition of the Credit Agreement or any other Loan Document. 2. Amendments to the Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order: “Seventh Amendment Effective Date” shall mean March 19, 2020. 736406461 16508847

(b) Section 1.01 of Credit Agreement is hereby amended by amending and restating the following definitions set forth therein in their entirety to read as follows: “Applicable Rate” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Borrower’s Total Leverage Ratio as of the most recent determination date; provided that until the delivery to the Administrative Agent, pursuant to Section 5.01, of the Borrower’s consolidated financial information for the fiscal quarter of Borrower ending May 31, 2020, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 1: Category Total Leverage ABR Eurodollar Commitment Ratio Spread Spread Fee Rate Category 1 > 5.00 to 1.00 3.00% 4.00% 0.55% Category 2 ≤ 5.00 to 1.00 but > 2.50% 3.50% 0.50% than 4.50 to 1.00 Category 3 ≤ 4.50 to 1.00 but > 2.25% 3.25% 0.45% than 4.00 to 1.00 Category 4 ≤ 4.00 to 1.00 but > 1.75% 2.75% 0.40% than 3.50 to 1.00 Category 5 ≤ 3.50 to 1.00 but > 1.25% 2.25% 0.35% than 3.00 to 1.00 Category 6 ≤ 3.00 to 1.00 but > 1.00% 2.00% 0.30% than 2.25 to 1.00 Category 7 ≤ 2.25 to 1.00 but > 0.75% 1.75% 0.25% than 1.75 to 1.00 Category 8 ≤ 1.75 to 1.00 but > 0.50% 1.50% 0.20% than 1.00 to 1.00 Category 9 ≤ 1.00 to 1.00 0.25% 1.25% 0.15% For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrower, based upon the Borrower’s annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and (b) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that if the Borrower fails to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, the Total Leverage Ratio shall be deemed to be in Category 1 during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. If at any time the Administrative Agent determines that the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), the Borrower shall be required to retroactively pay any additional amount that the Borrower would have been required to pay if such financial statements had been accurate at the time they were delivered. “EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense (less interest 2 736406461 16508847 income) for such period, (ii) income tax expense for such period net of tax credits, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period and related tax effects, (v) the amount of any non-cash expense as a result of any grant of Equity Interests to employees, (vi) fees and expenses paid in connection with the Yucatan Acquisition and the Fourth Amendment and the other Loan Documents in an aggregate amount not to exceed $3,000,000, (vii) any cash and non-cash charges relating to Tanok legal expenses and the escrow receivable reserve for such period, in an amount not to exceed (x) $957,000 in the aggregate for the fiscal quarter ended November 24, 2019, (y) $3,050,000 in the aggregate for the fiscal quarter ended February 23, 2020 and (z) $900,000 in the aggregate for the fiscal quarter ending May 31, 2020, (viii) any other non- cash charges for such period, and (ix) any unusual, extraordinary or one-time cash items, in an aggregate amount not to exceed (x) 25% of EBITDA for periods ending on or prior to February 23, 2020, (y) 20% of EBITDA for periods ending on May 31, 2020 through November 29, 2020 and (z) 10% of EBITDA for periods ending on February 28, 2021 and thereafter, in each case, calculated after giving effect to this clause (ix); provided that, in the case of each of clauses (iv) and (vii)-(ix), such fees, expenses and other charges shall only be permitted to the extent they are supported by evidence and are otherwise acceptable to the Administrative Agent in its sole discretion, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(vii) taken in a prior period, (ii) any net gains from the collection of life insurance proceeds, (iii) any aggregate net gain, but not any aggregate net loss, from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Borrower and its Subsidiaries and related tax effects and (iv) any extraordinary gains and any non-cash items of income (including without limitation, income arising from the cancellation of Indebtedness) for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP. “Financial Statements” has the meaning assigned to such term in Section 5.01(d). “Revolving Credit Maturity Date” means (x) October 25, 2022 (if the same is a Business Day, or if not then the immediately succeeding Business Day) or (y) September 23, 2021 if the Borrower fails to be in compliance with each of the financial covenants set forth in Section 6.12 as of the last day of each of the months ending March 22, 2020 and April 19, 2020 and the fiscal quarter ending May 31, 2020 (for avoidance of doubt, the earlier Revolving Credit Maturity Date in the event of a breach of any such covenant is in addition to, and will not prejudice, any other rights or remedies of the Administrative Agent or the Lenders under this Agreement or other Loan Documents), or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof. “Term Maturity Date” means (x) October 25, 2022 or (y) September 23, 2021 if the Borrower fails to be in compliance with each of the financial covenants set forth in Section 6.12 as of the last day of each of the months ending March 22, 2020 and April 19, 2020 and the fiscal quarter ending May 31, 2020 (for avoidance of doubt, the earlier Term Maturity Date in the event of a breach of any such covenant is in addition to, and will not prejudice, any other rights or remedies of the Administrative Agent or the Lenders under this Agreement or other Loan Documents). “Unadjusted EBITDA” means, for any period, Net Income for such period plus, without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense (less interest income) for such period, (ii) income tax expense for such period net of tax credits, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any non-cash charges due to a change in the fair market value of the Windset Investment for such period and (v) any cash and non-cash charges relating to Tanok legal expenses and the escrow receivable reserve for such period, in an amount not to exceed $300,000 in any of the months ending March 22, 2020, April 19, 2020 or May 31, 2020, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, in the case this clauses (v), such fees, expenses and other charges shall only be permitted to the extent 3 736406461 16508847 they are supported by evidence and are otherwise acceptable to the Administrative Agent in its reasonable discretion. (c) Section 5.01 of the Credit Agreement is hereby amended amending and restating clauses (c), (d), (e) and (f) thereof as follows: “(c) within twenty (20) days after the end of each fiscal month of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (d) The Borrower represents and warrants that it, its controlling Person and any Subsidiary, in each case, if any, either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, the Borrower hereby (i) authorizes the Administrative Agent to make the financial statements to be provided under Sections 5.01(a), (b) and (c) above (collectively or individually, as the context requires, the “Financial Statements”), along with the Loan Documents, available to Public-Siders and (ii) agrees that at the time such Financial Statements are provided hereunder, they shall already have been made available to holders of its securities. The Borrower will not request that any other material be posted to Public- Siders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that the Borrower has no outstanding publicly traded securities, including 144A securities. Notwithstanding anything herein to the contrary, in no event shall the Borrower request that the Administrative Agent make available to Public-Siders budgets or any certificates, reports or calculations with respect to the Borrower’s compliance with the covenants contained herein. (e) concurrently with any delivery of the Financial Statements, a certificate of a Financial Officer in substantially the form of Exhibit D (i) certifying, in the case of the Financial Statements delivered under clause (b) and (c) above, as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) certifying and setting forth reasonably detailed calculations, in form and detail reasonably acceptable to Administrative Agent, (x) demonstrating compliance with each of the financial covenants set forth in Section 6.12 and (y) of the Applicable Rate and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the Financial Statements accompanying such certificate; (f) as soon as available, but in any event no later than forty-five (45) days after the end of each fiscal quarter of the Borrower, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement, cash flow statement and financial covenant calculations) of the Borrower for the four fiscal quarter period commencing with such fiscal quarter (the “Projections”) in form reasonably satisfactory to the Administrative Agent;” 4 736406461 16508847

(d) A new Section 5.01(j) is hereby added to the Credit Agreement as follows: “(j) On the last Business Day of each week, but in any event no later than seven (7) days after the last Business Day of each week, the Borrower shall deliver a 13-week cash flow forecast in a form reasonably satisfactory to the Administrative Agent.” (e) Section 5.16 of the Credit Agreement is hereby amended and restated to read as follows: “5.16 Third Party Consultant. If requested by the Administrative Agent at any time following the occurrence of an Event of Default, the Loan Parties shall within ten (10) Business Days following such request (or such longer period as the Administrative Agent shall agree in its sole but reasonable discretion) engage a third party consultant (the “Consultant”) acceptable to the Administrative Agent in its reasonable discretion, but at the Loan Parties’ sole expense, to provide reports to the Administrative Agent and the Lenders in form and scope acceptable to the Administrative Agent and the Required Lenders in their sole but reasonable discretion. The Borrower and the other Loan Parties each irrevocably authorizes, and shall cause, the Consultant to: (i) disclose fully and promptly to the Administrative Agent and its Related Parties all material developments in connection with the efforts of the Borrower, the other Loan Parties and their Subsidiaries and the Consultant, (ii) regularly consult with, and respond to the inquiries of, the Administrative Agent, the Lenders and their respective Related Parties concerning any and all matters relating to the affairs, finances and businesses of the Borrower, the other Loan Parties and their Subsidiaries, the assets and capital stock of the Borrower, the other Loan Parties and their Subsidiaries and/or the Consultant’s activities related thereto (including, without limitation, communications outside the presence of any representatives of the Borrower or any other Loan Party), and (iii) provide the Administrative Agent, the Lenders and their respective Related Parties copies of all reports, analyses and materials relating to any of the foregoing (including, without limitation, any and all confidential memoranda or other work product provided by the Consultant to any or all of the Borrower, the Lenders and their respective Related Parties).” (f) Section 6.12(b) of the Credit Agreement is hereby amended and restated to read as follows: “(b) Maximum Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio, on the last day of any fiscal quarter ending on the dates set forth below, to be greater than the ratio set forth below opposite such period: Period Ending Ratio February 23, 2020 5.75 to 1.0 May 31, 2020 5.00 to 1.0 August 30, 2020 4.75 to 1.0 November 29, 2020 4.50 to 1.0 February 28, 2021 4.25 to 1.0 May 30, 2021 4.00 to 1.0 August 29, 2021 3.75 to 1.0 November 28, 2021 and 3.50 to 1.0 the last day of each fiscal quarter ending thereafter 5 736406461 16508847

(g) A new Section 6.12(c) is hereby added to the Credit Agreement to read as follows: “(c) Minimum Unadjusted EBITDA. The Borrower shall have, Unadjusted EBITDA for the period commencing on February 24, 2020 ending on the dates set forth below of not less than the amount set forth below opposite such period: Period Ending EBITDA March 22, 2020 $2,745,000 April 19, 2020 $6,186,000 May 31, 2020 $20,000,000 (h) A new Section 6.12(d) is hereby added to the Credit Agreement to read as follows: “(d) Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, incur or make any Capital Expenditures in the aggregate during the four fiscal quarter period ending May 31, 2020 in an amount exceeding $37,427,000.00. (h) Clause (d) of Article VII of the Credit Agreement is hereby amended and restated to read as follows: “(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.13 or 5.16 or in Article VI;” 3. Conditions Precedent to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in case in form and substance reasonably satisfactory to Administrative Agent: (a) The Administrative Agent shall have received a fully executed copy of this Amendment and the related fee letter; (b) The Administrative Agent shall have received (i) evidence that the Borrower and each other Loan Party is authorized to execute, deliver and perform its obligations under this Amendment and each of the other Loan Documents to which it is a party and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization; (c) Before and after giving effect to the Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects with the same effect as if made on the Seventh Amendment Effective Date (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respect or in all respects, as applicable, as of that earlier date); (d) No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect; (e) The Administrative Agent shall have received the fees and expenses provided in Section 4 of this Amendment and the related fee letter; and (f) The Administrative Agent shall have received such other documents and taken such other actions as the Administrative Agent or its counsel may have reasonably requested (including, without 6 736406461 16508847 limitation, any such documents, instruments and items set forth on that closing checklist last delivered to the Borrower by the Administrative Agent). 4. Fees and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of- pocket costs and expenses of the Administrative Agent in connection with this Amendment, including, but not limited to, reasonable legal fees and expenses in connection with the preparation, negotiation, execution, closing, delivery and administration of this Amendment. 5. Post-Closing Covenant. On or prior to the date which is 30 days following the Seventh Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties will deliver to the Administrative Agent a Perfection Certificate with information for each of the Loan Parties and their Subsidiaries in the form delivered to the Administrative Agent on the Initial Effective Date. 6. Representations and Warranties. Each Loan Party jointly and severally represents and warrants to the Administrative Agent and the Lenders that (a) such Loan Party has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) other than the Existing Default, no Default or Event of Default exists either before or after giving effect to this Amendment, (c) this Amendment and the Loan Documents to which such Loan Party is a party, as amended hereby, constitute the legal, valid and binding obligations of each such Loan Party and are enforceable against such Loan Party in accordance with their terms, except as enforceability may be limited by debtor relief laws and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (d) all Liens created under the Loan Documents continue to be first priority, perfected Liens (subject only to Permitted Encumbrances) and (e) all representations and warranties of each Loan Party contained in the Credit Agreement and all other Loan Documents to which such Loan Party is a party, as amended or otherwise modified, are true and correct as of the date hereof (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects), except to the extent the same expressly relate to an earlier date (and in such case shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date). 7. Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement and the other Loan Documents to which a Loan Party is a party, as heretofore amended, shall remain unchanged and in full force and effect and the Credit Agreement and each other Loan Document to which a Loan Party is a party are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. 9. FORUM SELECTION AND CONSENT TO JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING 7 736406461 16508847

TO THIS AMENDMENT OR ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH LOAN PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 11. RELEASE. (a) EACH LOAN PARTY ACKNOWLEDGES THAT ADMINISTRATIVE AGENT AND EACH LENDER WOULD NOT ENTER INTO THIS AMENDMENT WITHOUT SUCH LOAN PARTY’S ASSURANCE HEREUNDER. EXCEPT FOR THE OBLIGATIONS ARISING HEREAFTER UNDER THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES, EACH LOAN PARTY HEREBY ABSOLUTELY DISCHARGES AND RELEASES ADMINISTRATIVE AGENT AND EACH LENDER, ANY PERSON THAT HAS OBTAINED ANY INTEREST FROM ADMINISTRATIVE AGENT OR ANY LENDER UNDER ANY LOAN DOCUMENT AND EACH OF ADMINISTRATIVE AGENT’S AND EACH LENDER’S FORMER AND PRESENT PARTNERS, STOCKHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNEES, AFFILIATES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY KNOWN OR UNKNOWN CLAIMS WHICH ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES NOW HAS AGAINST LENDER OR ANY OTHER RELEASEE OF ANY NATURE ARISING OUT OF OR RELATED TO THE BORROWERS OR ANY OF THEIR SUBSIDIARIES, ANY DEALINGS WITH SUCH LOAN PARTY OR ANY OF ITS SUBSIDIARIES, ANY OF THE LOAN DOCUMENTS OR ANY TRANSACTIONS PURSUANT THERETO OR CONTEMPLATED THEREBY, THE COLLATERAL (OR ANY OTHER COLLATERAL OF ANY PERSON THAT PREVIOUSLY SECURED OR NOW OR HEREAFTER SECURES ANY OF THE OBLIGATIONS), OR ANY NEGOTIATIONS FOR ANY MODIFICATIONS TO OR FORBEARANCE OR CONCESSIONS WITH RESPECT TO ANY OF THE LOAN DOCUMENTS, IN EACH CASE 8 736406461 16508847

INCLUDING ANY CLAIMS THAT SUCH LOAN PARTY OR ANY OF ITS SUBSIDIARIES, SUCCESSORS, COUNSEL AND ADVISORS MAY IN THE FUTURE DISCOVER THEY WOULD HAVE NOW HAD IF THEY HAD KNOWN FACTS NOT NOW KNOWN TO THEM, AND IN EACH CASE WHETHER FOUNDED IN CONTRACT, IN TORT OR PURSUANT TO ANY OTHER THEORY OF LIABILITY. (b) Each Loan Party warrants, represents and agrees that it is fully aware of California Civil Code Section 1542, which provides as follows: SECTION 1542. GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Loan Parties each hereby knowingly and voluntarily waive and relinquish the provisions, rights and benefits of Section 1542 and all similar federal or state laws, rights, rules, or legal principles of any other jurisdiction that may be applicable herein, and any rights they may have to invoke the provisions of any such law now or in the future with respect to the claims being released pursuant to Section 11(a), and the Loan Parties each hereby agree and acknowledge that this is an essential term of the releases set forth in Section 11(a). In connection with such releases, the Loan Parties each acknowledge that they are aware that they or their attorneys or others may hereafter discover claims or facts presently unknown or unsuspected in addition to or different from those which they now know or believe to be true with respect to the subject matter of the claims being released pursuant to Section 11(a). Nevertheless, it is the intention of the Borrowers and the other Loan Parties in executing this Amendment to fully, finally and forever settle and release all matters and all claims relating thereto, which exist, hereafter may exist or might have existed (whether or not previously or currently asserted in any action) constituting claims released pursuant to Section 10(a). Each Releasee, to the extent not a party hereto, shall be an express third-party beneficiary of this Amendment for purposes of this Section 11 and shall be entitled to enforce the provisions hereof as if it were a party hereto. 12. Miscellaneous. (a) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents (as amended hereby), constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. (b) Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the 9 736406461 16508847 provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment invalid or unenforceable. (c) Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. (d) Incorporation. All references to the Credit Agreement in any Loan Document shall mean the Credit Agreement as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. (e) No Prejudice: No Impairment. This Amendment shall not prejudice any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or other Loan Documents as hereby amended. The Administrative Agent and the Lenders reserve, without limitation, all rights which they have against any Loan Party or endorser of the Obligations. [Signatures Immediately Follow] 10 736406461 16508847

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written. Borrower: LANDEC CORPORATION By: /s/ Al Bolles Name: Albert D. Bolles Title: CEO and President Landec Corp Other Loan Parties: CURATION FOODS, INC. GREENLINE LOGISTICS, INC. YUCATAN FOODS, LLC CAMDEN FRUIT CORP. By: /s/ Albert D. Bolles Name: Albert D. Bolles Title: CEO and President, Landec Corp Other Loan Parties: LIFECORE BIOMEDICAL, INC. LIFECORE BIOMEDICAL, LLC By: /s/ James G. Hall Name: James G. Hall Title: President, Lifecore Biomedical Signature Page to Seventh Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender By: /s/ Trevor Modry Name: Trevor Modry Title: Credit Officer Signature Page to Seventh Amendment to Credit Agreement

BMO HARRIS BANK N. A., as Lender By: /s/ Corey Noland Name: Corey Noland Title: Director Signature Page to Seventh Amendment to Credit Agreement

CITY NATIONAL BANK, as Lender By: /s/ Theresa Wong Name: Theresa Wong Title: Vice President Signature Page to Seventh Amendment to Credit Agreement